Exhibit 10.34

Certain identified information has been omitted from this exhibit because it is not material and of the type that the registrant treats as private or confidential.

[***] indicates that information has been omitted.

SAMSUNG BIOLOGICS CO., LTD.

PRODUCT SPECIFIC AGREEMENT – CLINICAL PRODUCT DRUG SUBSTANCE

This Product Specific Agreement (this “PSA”) is made effective as of the date of last signature below (the “PSA Effective Date”) by and between GreenLight Biosciences, Inc., a Delaware corporation having its principal place of business at 200 Boston Avenue, Suite 1000, Medford, MA 02155 (“Client”) and Samsung Co., Ltd., a Korean corporation having its principal place of business at 300, Songdo bio-daero, Yeonsu-gu, Incheon, 21987, Republic of Korea (“SBL”). Client and SBL are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Client and SBL entered into a Master Services Agreement effective November 24, 2021 (the “MSA”) and whereas pursuant to Section 2.1 of the MSA, the Parties wish to enter into this PSA whereby SBL will provide certain Services as detailed herein;

NOW, THEREFORE, the Parties agree as follows:

1.	Relationship to the MSA. All capitalized terms not defined in this PSA will have the meanings given to them in the MSA. This PSA is hereby incorporated by reference into the MSA.

2.	Definitions

a.

“Campaign” shall mean a series of Batches of the Product that are produced in sequence using the same manufacturing equipment followed by validated cleaning of such equipment and for the purposes of counting the number of Product batches in a Campaigns in a given period, the start date of such Campaign shall be the determining factor. A Campaign will be deemed to end upon the completion of such cleaning.

b.	Product: GreenLight Biosciences mRNA COVID vaccine

c.	“Product Purchase Commitment Shortfall” means the number of Batches of Product falling short of the Product Purchase Commitment.

d.	“Year” means each one (1) year period that begins on January 1 and ends on December 31.

3.	General Information.

a.	Clinical Product Specification: The Product Specification will be mutually agreed upon and set forth in cGMP documentation.

b.	Manufacturing Facility: [***] scale mRNA facility in Plant #3, located at 300, Songdo bio-daero, Yeonsu-gu, Incheon 21987, Republic of Korea.

4.	Raw Materials.

a.	Client Materials. Client Materials to be supplied by Client to SBL free of charge by itself or a third party designee.

i.	List: See Exhibit A: Client Materials

ii.

Timing of provision of Client Materials to SBL: one month in advance of production unless otherwise agreed to by the Parties. If Process Validation runs require additional testing, the Parties will mutually agree on the timing.

b.

Raw Materials. As set forth in Section 4.6.1 of the MSA, the Parties shall finalize the categorization of Raw Materials to be used in performing the Services of this PSA into (i) Critical Raw Materials, (ii) Dedicated or Customized Raw Materials, and (iii) Other Raw Materials, which list shall form part of this PSA as Exhibit B.

i.	Handling Fee for Customized or Dedicated Raw Materials and Other Raw Materials to be procured by SBL at Client’s expense: [***]. For a Batch, the Handling Fee shall be capped at [***].

ii.	Handling Fee for Critical Raw Materials to be procured by SBL at Client’s expense: [***]. For a Batch, the Handling Fee shall be capped at [***].

5.	Technology Transfer, Manufacturing, and Supply Services. SBL shall perform the Services as set forth in this Section 5.

a.	Services.

i.	SBL shall provide the Services as set forth in Exhibit C in accordance with this PSA, Project Plan, or Scope of Work.

ii.	Fees and invoicing.

1.	Services shall be invoiced upon completion of activities by SBL, or as otherwise agreed by the Parties.

2.	Bulk Drug Product Batches shall be invoiced according to Section 8.2.1 of the MSA.

b.

Service Fees. In consideration for SBL’s performance of the Services pursuant to this Section 5, Client shall pay the Service Fees as set forth in Exhibit C. Additional Service Fees and costs may be detailed in an amendment to this PSA or in accordance with the MSA.

c.	Product Purchase Commitment.

i.

If the Parties execute a subsequent PSA for commercial production of Bulk Drug Product of the Product, the Parties agree that such subsequent PSA shall contain the following Product Purchase Commitment: [***]. Such PSA shall also include a term such that if Client makes an improvement to the Product manufacturing process which reduces facility time, the Parties shall in good faith reevaluate the Batch price.

ii.

This PSA’s Product Purchase Commitment is [***]. Upon execution of this PSA, Client shall issue a Purchase Order for the Product Purchase Commitment, and such Purchase Order shall be fully binding on a minimum take or pay basis.

iii.

Each Year, Client shall pay to SBL the price set forth in this PSA for each of the Product Purchase Commitment Shortfall, if any. For any Year for which a Product Purchase Commitment Shortfall payment is owed to SBL no later than December 31 of the Year when there is a Product Purchase Commitment Shortfall for such Year.

6.	2023 Capacity Right of First Refusal. [***]. For clarity after such right expires the Parties may nevertheless agree on the sale of such capacity to Client.

7.

Regulatory Approvals. The Regulatory Approvals covered by this PSA are the Food and Drug Administration (FDA), European Medicines Evaluation Agency (EMEA), and South African Health Products Regulatory Authority (SAHPRA)

8.

Storage. Pursuant to Section 4.12.2(a)(ii) of the MSA, if Client does not direct SBL to prepare Manufactured Commercial Product to be picked up by Client or Client’s designated carrier with a pick-up date within thirty (30) days of Client’s or Client’s designee’s receipt of the Batch Related Documents, SBL shall store the Commercial Product at the Warehouse and Client shall pay storage fees to SBL for the period of storage at the Warehouse until the actual delivery date. Storage fees shall be as follows: [***] per month per 10L bag.

9.

Outbound Technology Transfer. Once during the term of this PSA or upon its termination, SBL shall provide support for outbound technology transfer to a Client facility or a Third Party’s facility designated by the Client. The outbound technology transfer request must be made with at least six (6) months prior written notice. The scope of such outbound technology transfer will be mutually agreed upon scope of work but in no event shall SBL be obligated to provide more than two full time employee equivalent (“FTE”) months.

10.

Termination Fee for Termination without Cause. In the event Client terminates this PSA pursuant to MSA Section 14.2.1, the termination fee payable by Client shall be as follows: the value of the Product Purchase Commitment, to the extent not already paid prior to termination.

11.

Limitation of Liability. Notwithstanding Section 13.2 of the MSA, except with respect to Damages or allowable indirect damages arising under or in connection with this PSA arising out of (i) breaches of Sections 9 and 10 of the MSA; (ii) instances of gross negligence or willful misconduct (which shall not include Materials Claims); (iii) Materials Claims; and/or (iv) third party death or bodily injury caused by SBL to Client employees or contractors who may visit SBL sites, Client agrees that SBL’s aggregate total liability to Client in respect of any Ordinary Claims arising out of this PSA shall be capped at an amount equal to [***] the amounts payable by Client to SBL pursuant to this PSA. Client agrees that SBL’s aggregate total liability to Client in respect of any Materials Claims arising out of this PSA shall be capped at an amount equal to [***] of the amounts payable by Client to SBL under such PSA. SBL’s aggregate total liability to Client pursuant to this PSA for Materials Claims and Ordinary Claims combined shall never exceed [***] of the amounts payable by Client to SBL under such PSA.

12.

Term. This PSA will commence as of the PSA Effective Date and will continue in full force and effect until [***] or unless earlier terminated in accordance with the termination provisions of this PSA and/or the MSA.

The Parties have entered into this PSA as of the PSA Effective Date by their respective duly authorized representatives.

SAMSUNG BIOLOGICS CO., LTD.		GREENLIGHT BIOSCIENCES, INC.

By:	/s/ John Rim	By:	/s/ Andrey Zarur
Name:	John Rim	Name:	Andrey Zarur
Title:	CEO & President	Title:	CEO

Exhibit A: Client Materials

[***]

Exhibit B: Categorization of Raw Materials

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Exhibit C: Services

Estimated Project Timeline

•	Actual activity start dates may adjusted subject to the dates which Parties mutually agree after the execution of this PSA

[***]

mRNA Manufacturing Price

Service		Price (USD)

Stage 1	Project Management	[***]	Per year

Stage 2	Technology Transfer of IVT/LNP	[***]	One-time fee

Stage 3	Analytical Method Transfer	[***]	One-time fee, based on the list of analytical methods

Stage 4	Process Development and Scale-up	[***]	To be further discussed Highly scope dependent

Stage 5	Engineering Run	[***]	Per Bulk Drug Product batch

Stage 6	Process Characterization	[***]	To be further delivered Highly scope dependent

Stage 7	cGMP Run (Clinical or Process Validation)	[***]	Per Bulk Drug Product batch

OPTIONAL ACTIVITIES

Stage 8	Process Validation Planning and Study Execution	[***]	One-time fee

Stage 9	Process Validation Run (with option to release for human use)	[***]	Per Bulk Drug Product batch

Stage 10	Cleaning Validation	[***]	[***]

Stage 11	Support for Regulatory Applications	[***]	Per filing

Stage 12	PAI Preparation & Inspection	[***]	Per inspection

Stage 13	PAI Campaign	[***]	Per Bulk Drug Product batch

Stage 14	Commercial Run	[***]	Tier 1: [***] Tier 2: [***] Tier 3: [***]

Optional	Stability Testing	[***]	Stability Set-up Fee Per storage condition; per time point

Optional	pDNA synthesis starting in [***]	[***]

*	Service fee for Stage 3, 4, 6, and 10 shall be updated based on further discussion with GreenLight Biosciences

PRICING AND PAYMENT ASSUMPTIONS

Standard pricing and payment terms are listed below.

•

The price is based on information provided in the RFP regarding the product and manufacturing process [***]. Further communication between Samsung Biologics and GreenLight Biosciences regarding the specifics of the project may result in changes to the scope of work and associated price. Any change in scope or price will be documented via an amendment to this PSA.

•	Tiered batch price is based on a single campaign per year and resets [***].

•	Commercial Run pricing is based on [***]. Further process details provided by GreenLight Biosciences may impact the pricing.

•	The assays listed in Appendix A2: Analytical Methods for Covid-19 Vaccine DS will be transferred.

•	Samsung Biologics will conduct Mycoplasma testing at Samsung Biologics’ QC (Quality Control) Laboratory, if requested.

•

The proposed prices are based on regulatory requirements that complies with FDA, EMEA, Canada, SAHPRA, and PMDA. Prices may change depending on the additional requirements necessary to comply with other regulatory authorities.

•

Unless otherwise noted, all batches are intended for human use and will be aseptically filled, 100% inspected, bulk packaged, shipped and released for further processing to the client. Client or Client’s designee is responsible for final product release.

•

Samsung Biologics will support shipping validation execution activities by following the Client packaging/preparation instructions; Client is accountable for shipping validation, strategy, execution and documentation.

Exhibit D: Scope of Work

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